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                                EXHIBIT 1 A (11)

                              MEMORANDUM DESCRIBING
                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY'S
                  ISSUANCE, TRANSFER, AND REDEMPTION PROCEDURES
                                 FOR THE POLICY

              Incorporated by reference to Exhibit 11 Registration
               Statement on Form S-6 (File Number 33-609670) filed
                 December 22, 1995 by CG Variable Life Insurance
                Separate Account A as Registrant and Connecticut
                  General Life Insurance Company as Depositor.